Exhibit 10.23

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THIS NOTE OR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH NOTE OR SECURITIES, AS APPLICABLE, UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF STOCKHOLDER’S COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

DEMARSECO HOLDINGS, INC.

CONVERTIBLE PROMISSORY NOTE

$250,000.00	Austin, Texas	September 20, 2006

FOR VALUE RECEIVED, the undersigned, DeMarseCo Holdings, Inc., a Delaware corporation, and its successors and assigns (the “Company”), promises to pay to the order of Austin Ventures VIII, L.P., and its successors and permitted assigns (“Holder”), the principal sum of Two Hundred Fifty Thousand and no/100ths Dollars ($250,000.00), together with interest from December 28, 2005 on the balance of this Note from time to time remaining unpaid at a rate of 4.4% per annum until maturity, both principal and interest being payable at the address designated in Section 12, or at such other place as Holder may from time to time designate in writing.

The principal of this Note shall mature and be due and payable at the earliest of (a) the closing of the Qualified Financing (as defined in Section 1), (b) on demand made at any time on or after the date that is 18 months after the date hereof in writing to the Company by holders of a majority in outstanding principal amount of the Notes (as defined below), or (c) on the closing of (i) the sale or exclusive licensing of all or substantially all the assets of the Company, (ii) the merger of the Company into or consolidation with any other entity (other than for purposes of changing the Company’s domicile), or the sale of outstanding stock of the Company by its stockholders, in which at least 50% of the voting power of the Company is transferred.

All accrued and unpaid interest shall be due and payable immediately on maturity of the principal of this Note.

All past due principal and accrued interest on this Note shall bear interest from maturity (whether on the closing of a Qualified Financing, on demand, upon acceleration of maturity following an Event of Default (as defined below) or otherwise) until paid at the lesser of (a) the rate of 12% per annum or (b) the highest rate for which the Company may legally contract under applicable law. All payments under this Note shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payments.

This Note, the indebtedness evidenced by this Note and all payments or rights under this Note are expressly subordinate to all senior indebtedness of the Company, whether such senior indebtedness is outstanding as of the date of this Note or incurred after the date of this Note, and all such senior indebtedness shall be senior in right of payment to this Note. As used in this Note, “senior indebtedness” means all indebtedness or other monetary obligations of the Company that are secured by assets of the Company or for which the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such indebtedness or obligation shall be senior in right of payment to this Note or the Company’s subordinated indebtedness.

This Note is one of a series of convertible promissory notes of the Company in the aggregate principal amount of $750,000 (the “Notes”) evidencing indebtedness incurred by the Company for interim financing provided to the Company prior to the consummation of the Qualified Financing. This Note and the other Notes shall rank pari passu as to the payment of principal and interest. The Holder agrees that any payments or prepayments to the holders of this Note and the other Notes, whether principal, interest or otherwise, shall be made pro rata among the holders of this Note and the holders of the other Notes based upon the aggregate unpaid principal amount of this Note and the other Notes. By accepting this Note, each holder of this Note agrees that if any holder of this Note or of any other Note obtains any payments (whether voluntary, involuntary, by prepayment, set-off or otherwise) of the principal or interest on this Note or any other Note in excess of such holder’s pro rata share of payments received by all holders of the Notes, such holder shall purchase from the other holders of this Note and the other Notes such participation in such notes held by them as is necessary to cause all such holders to share the excess payment ratably among each of them as provided in this Section.

Section 1.              CONVERSION. If the Company issues or sells any preferred stock, common stock or other stock or similar securities of the Company or any security convertible or exchangeable into or for preferred stock, common stock or other stock or similar securities of the Company (“Equity Securities”) for cash in a single transaction or series of related transactions in which the gross proceeds to the Company equal at least $5,000,000 excluding indebtedness converted into such Equity Securities (a “Qualified Financing”), all of the unpaid principal of this Note plus accrued interest on this Note shall automatically and without any further action on the part of the Holder or the Company be converted at the closing of the Qualified Financing into the same class or series of Equity Securities as are issued and sold by the Company in such Qualified Financing (or a class or series of Equity Securities identical in all respects to and ranking pari passu with the class or series of Equity Securities issued and sold in such Qualified Financing) at a price per share or unit equal to the lowest price per share or unit at which such Equity Securities were issued and sold in such Qualified Financing. The following Equity Securities shall not be deemed to be issued or sold as part of a Qualified Financing: (a) Common Stock or options to purchase Common Stock issued, sold or granted pursuant to any stock incentive or option plan adopted by the Company; or (b) Common Stock issued and sold by the Company in a single transaction or series of related transactions in which no Equity Securities other than shares of Common Stock are issued or sold.

Section 2.              PREPAYMENTS. The principal and/or interest on this Note may be prepaid in whole or in part without penalty and without the prior consent of Holder; provided that no payments of principal or interest shall be made on this Note unless such payment is made pro-rata according the outstanding principal and interest on the Notes to all holders of the Notes. Any prepayment shall be applied first against any accrued interest, and then against principal.

Section 3.              DEFAULT; REMEDIES.

(a)           The Company shall be in default under this Note upon the happening of any condition or event set forth below (each, an “Event of Default”):

(i)            the Company’s failure to pay any payment of principal or interest as and when due in accordance with the terms of this Note;

(ii)           default by the Company in the punctual performance of any other obligation, covenant, term or provision contained in this Note, and such default shall continue unremedied for a period of 10 days or more following written notice of default by Holder to the Company;

(iii)          any warranty, representation, financial statement or other information furnished to Holder by or on behalf of the Company in connection with this Note or to induce the Holder to make a loan to the Company proves to have been false in any material respect when made or furnished; or

(iv)          the Company’s dissolution, termination of existence, insolvency or business failure; the appointment of a receiver of all or any part of the property of the Company; an assignment for the benefit of creditors by the Company; or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Company or any guarantor, surety or endorser for the Company which results in the entry of an order for relief or which remains undismissed, undischarged or unbonded for a period of 60 days or more.

(b)           The entire unpaid principal balance of this Note and all accrued interest on such unpaid principal balance shall immediately be due and payable at the option of the holder of this Note upon the occurrence of any one or more of the Events of Default and at any time after the occurrence of any one or more of the Events of Default.

Section 4.              CUMULATIVE RIGHTS. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or under any other instrument executed pursuant to this Agreement shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

Section 5.              WAIVER. The Company and all endorsers, sureties and guarantors of this Note waive demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate or notice of acceleration other than notice of default pursuant to Section 3(a)(ii), notice of protest and any and all lack of diligence or delay in collection or the filing of suit on this Note which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to the holder of this Note.

Section 6.              ATTORNEYS’ FEES AND COSTS. In the event that this Note is collected in whole or in part through suit, arbitration, mediation, or other legal proceeding of any nature, then and in any such case there shall be added to the unpaid principal amount of this Note all reasonable costs and expenses of collection, including, without limitation, reasonable attorney’s fees.

Section 7.              GOVERNING LAW. This Note shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflicts of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than the State of Delaware.

Section 8.              HEADINGS. The headings and captions used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note. All references in this Note to sections, paragraphs, exhibits, and schedules shall, unless otherwise provided, refer to sections and paragraphs of this Note and exhibits and schedules attached to this Note, all of which exhibits and schedules are incorporated in this Note by this reference.

Section 9.              USURY. All agreements between the Company and the holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the holder of this Note for the use, forbearance or detention of the money to be loaned under this Agreement or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced by this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced by this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Company to the holder of this Note relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Company. In determining whether or not the interest paid or payable with respect to any indebtedness of the Company to the holder of this Note, under any specific contingency, exceeds the highest lawful rate, the Company and the holder of this Note shall, to the maximum extent permitted by applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term of such indebtedness, and/or (c) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this Section shall control and supersede every other conflicting provision of all agreements between the Company and the holder of this Note. The Holder has been advised by the Company to seek the advice of an attorney and an accountant in connection with the issuance of this Note. The Company has had the opportunity to seek the advice of any attorney and accountant of the Company’s choice in connection with issuance of this Note.

Section 10.            SUCCESSORS AND ASSIGNS. This Note may not be sold, transferred or otherwise assigned by Holder without the prior written consent of the Company. All of the stipulations, promises and agreements in this Note made by or on behalf of the Company shall bind the successors and assigns of the Company, whether so expressed or not, and inure to the benefit of the successors and permitted assigns of the Holder.

Section 11.            SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

Section 12.            NOTICES. All notices, requests, consents, and other communications under this Note shall be in writing and shall be delivered personally or by facsimile transmission or by nationally recognized overnight delivery service or by first class certified or registered mail, return receipt requested, postage prepaid:

If to the Company, at 300 West 6th Street, Suite 2300, Austin, Texas 78701 or fax to (512) 476-3952, Attention: Philip Siegel, or at such other address or addresses as may have been furnished by giving five days advance written notice to all other parties, with a copy (which shall not constitute notice) to DLA Piper Rudnick Gray Cary, 1221 S. Mopac Expressway, Suite 400, Austin, Texas 78746, Attention Samer Zabaneh (fax: (512) 457-7001).

If to a Holder, at 300 West 6th Street, Suite 2300, Austin, Texas 78701 or fax to (512) 476-3952 Attention: Kenneth DeAngelis, or at such other address or addresses as may have been furnished by giving five days advance written notice to all other parties.

Notices provided in accordance with this Section shall be deemed delivered upon personal delivery (including confirmed facsimile) or three business days after deposit in the mail.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Note on and as of the date first above written.

DEMARSECO HOLDINGS, INC.

By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse
President

SIGNATURE PAGE TO
CONVERTIBLE PROMISSORY NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THIS NOTE OR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH NOTE OR SECURITIES, AS APPLICABLE, UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF STOCKHOLDER’S COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

DEMARSECO HOLDINGS, INC.

CONVERTIBLE PROMISSORY NOTE

$250,000.00	Austin, Texas	September 20, 2006

FOR VALUE RECEIVED, the undersigned, DeMarseCo Holdings, Inc., a Delaware corporation, and its successors and assigns (the “Company”), promises to pay to the order of Austin Ventures VIII, L.P., and its successors and permitted assigns (“Holder”), the principal sum of Two Hundred Fifty Thousand and no/100ths Dollars ($250,000.00), together with interest from September 15, 2006 on the balance of this Note from time to time remaining unpaid at a rate of 4.4% per annum until maturity, both principal and interest being payable at the address designated in Section 12, or at such other place as Holder may from time to time designate in writing.

The principal of this Note shall mature and be due and payable at the earliest of (a) the closing of the Qualified Financing (as defined in Section 1), (b) on demand made at any time on or after the date that is 18 months after the date hereof in writing to the Company by holders of a majority in outstanding principal amount of the Notes (as defined below), or (c) on the closing of (i) the sale or exclusive licensing of all or substantially all the assets of the Company, (ii) the merger of the Company into or consolidation with any other entity (other than for purposes of changing the Company’s domicile), or the sale of outstanding stock of the Company by its stockholders, in which at least 50% of the voting power of the Company is transferred.

All accrued and unpaid interest shall be due and payable immediately on maturity of the principal of this Note.

All past due principal and accrued interest on this Note shall bear interest from maturity (whether on the closing of a Qualified Financing, on demand, upon acceleration of maturity following an Event of Default (as defined below) or otherwise) until paid at the lesser of (a) the rate of 12% per annum or (b) the highest rate for which the Company may legally contract under applicable law. All payments under this Note shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payments.

This Note, the indebtedness evidenced by this Note and all payments or rights under this Note are expressly subordinate to all senior indebtedness of the Company, whether such senior indebtedness is outstanding as of the date of this Note or incurred after the date of this Note, and all such senior indebtedness shall be senior in right of payment to this Note. As used in this Note, “senior indebtedness” means all indebtedness or other monetary obligations of the Company that are secured by assets of the Company or for which the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such indebtedness or obligation shall be senior in right of payment to this Note or the Company’s subordinated indebtedness.

This Note is one of a series of convertible promissory notes of the Company in the aggregate principal amount of $750,000 (the “Notes”) evidencing indebtedness incurred by the Company for interim financing provided to the Company prior to the consummation of the Qualified Financing. This Note and the other Notes shall rank pari passu as to the payment of principal and interest. The Holder agrees that any payments or prepayments to the holders of this Note and the other Notes, whether principal, interest or otherwise, shall be made pro rata among the holders of this Note and the holders of the other Notes based upon the aggregate unpaid principal amount of this Note and the other Notes. By accepting this Note, each holder of this Note agrees that if any holder of this Note or of any other Note obtains any payments (whether voluntary, involuntary, by prepayment, set-off or otherwise) of the principal or interest on this Note or any other Note in excess of such holder’s pro rata share of payments received by all holders of the Notes, such holder shall purchase from the other holders of this Note and the other Notes such participation in such notes held by them as is necessary to cause all such holders to share the excess payment ratably among each of them as provided in this Section.

Section 1.   CONVERSION. If the Company issues or sells any preferred stock, common stock or other stock or similar securities of the Company or any security convertible or exchangeable into or for preferred stock, common stock or other stock or similar securities of the Company (“Equity Securities”) for cash in a single transaction or series of related transactions in which the gross proceeds to the Company equal at least $5,000,000 excluding indebtedness converted into such Equity Securities (a “Qualified Financing”), all of the unpaid principal of this Note plus accrued interest on this Note shall automatically and without any further action on the part of the Holder or the Company be converted at the closing of the Qualified Financing into the same class or series of Equity Securities as are issued and sold by the Company in such Qualified Financing (or a class or series of Equity Securities identical in all respects to and ranking pari passu with the class or series of Equity Securities issued and sold in such Qualified Financing) at a price per share or unit equal to the lowest price per share or unit at which such Equity Securities were issued and sold in such Qualified Financing. The following Equity Securities shall not be deemed to be issued or sold as part of a Qualified Financing: (a) Common Stock or options to purchase Common Stock issued, sold or granted pursuant to any stock incentive or option plan adopted by the Company; or (b) Common Stock issued and sold by the Company in a single transaction or series of related transactions in which no Equity Securities other than shares of Common Stock are issued or sold.

Section 2.   PREPAYMENTS. The principal and/or interest on this Note may be prepaid in whole or in part without penalty and without the prior consent of Holder; provided that no payments of principal or interest shall be made on this Note unless such payment is made pro-rata according the outstanding principal and interest on the Notes to all holders of the Notes. Any prepayment shall be applied first against any accrued interest, and then against principal.

Section 3.   DEFAULT; REMEDIES.

(a)    The Company shall be in default under this Note upon the happening of any condition or event set forth below (each, an “Event of Default”):

(i)          the Company’s failure to pay any payment of principal or interest as and when due in accordance with the terms of this Note;

(ii)         default by the Company in the punctual performance of any other obligation, covenant, term or provision contained in this Note, and such default shall continue unremedied for a period of 10 days or more following written notice of default by Holder to the Company;

(iii)        any warranty, representation, financial statement or other information furnished to Holder by or on behalf of the Company in connection with this Note or to induce the Holder to make a loan to the Company proves to have been false in any material respect when made or furnished; or

(iv)       the Company’s dissolution, termination of existence, insolvency or business failure; the appointment of a receiver of all or any part of the property of the Company; an assignment for the benefit of creditors by the Company; or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Company or any guarantor, surety or endorser for the Company which results in the entry of an order for relief or which remains undismissed, undischarged or unbonded for a period of 60 days or more.

(b)    The entire unpaid principal balance of this Note and all accrued interest on such unpaid principal balance shall immediately be due and payable at the option of the holder of this Note upon the occurrence of any one or more of the Events of Default and at any time after the occurrence of any one or more of the Events of Default.

Section 4.   CUMULATIVE RIGHTS. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or under any other instrument executed pursuant to this Agreement shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

Section 5.   WAIVER. The Company and all endorsers, sureties and guarantors of this Note waive demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate or notice of acceleration other than notice of default pursuant to Section 3(a)(ii), notice of protest and any and all lack of diligence or delay in collection or the filing of suit on this Note which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to the holder of this Note.

Section 6.   ATTORNEYS’ FEES AND COSTS. In the event that this Note is collected in whole or in part through suit, arbitration, mediation, or other legal proceeding of any nature, then and in any such case there shall be added to the unpaid principal amount of this Note all reasonable costs and expenses of collection, including, without limitation, reasonable attorney’s fees.

Section 7.   GOVERNING LAW. This Note shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflicts of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than the State of Delaware.

Section 8.   HEADINGS. The headings and captions used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note. All references in this Note to sections, paragraphs, exhibits, and schedules shall, unless otherwise provided, refer to sections and paragraphs of this Note and exhibits and schedules attached to this Note, all of which exhibits and schedules are incorporated in this Note by this reference.

Section 9.   USURY. All agreements between the Company and the holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the holder of this Note for the use, forbearance or detention of the money to be loaned under this Agreement or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced by this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced by this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Company to the holder of this Note relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Company. In determining whether or not the interest paid or payable with respect to any indebtedness of the Company to the holder of this Note, under any specific contingency, exceeds the highest lawful rate, the Company and the holder of this Note shall, to the maximum extent permitted by applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term of such indebtedness, and/or (c) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this Section shall control and supersede every other conflicting provision of all agreements between the Company and the holder of this Note. The Holder has been advised by the Company to seek the advice of an attorney and an accountant in connection with the issuance of this Note. The Company has had the opportunity to seek the advice of any attorney and accountant of the Company’s choice in connection with issuance of this Note.

Section 10.   SUCCESSORS AND ASSIGNS. This Note may not be sold, transferred or otherwise assigned by Holder without the prior written consent of the Company. All of the stipulations, promises and agreements in this Note made by or on behalf of the Company shall bind the successors and assigns of the Company, whether so expressed or not, and inure to the benefit of the successors and permitted assigns of the Holder.

Section 11.   SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

Section 12.   NOTICES. All notices, requests, consents, and other communications under this Note shall be in writing and shall be delivered personally or by facsimile transmission or by nationally recognized overnight delivery service or by first class certified or registered mail, return receipt requested, postage prepaid:

If to the Company, at 300 West 6th Street, Suite 2300, Austin, Texas 78701 or fax to (512) 476-3952, Attention: Philip Siegel, or at such other address or addresses as may have been furnished by giving five days advance written notice to all other parties, with a copy (which shall not constitute notice) to DLA Piper Rudnick Gray Cary, 1221 S. Mopac Expressway, Suite 400, Austin, Texas 78746, Attention Samer Zabaneh (fax: (512) 457-7001).

If to a Holder, at 300 West 6th Street, Suite 2300, Austin, Texas 78701 or fax to (512) 476-3952 Attention: Kenneth DeAngelis, or at such other address or addresses as may have been furnished by giving five days advance written notice to all other parties.

Notices provided in accordance with this Section shall be deemed delivered upon personal delivery (including confirmed facsimile) or three business days after deposit in the mail.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Note on and as of the date first above written.

DEMARSECO HOLDINGS, INC.

By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse
President

SIGNATURE PAGE TO
CONVERTIBLE PROMISSORY NOTE